InvestEd Portfolios

Supplement dated May 15, 2014 to the

InvestEd Portfolios Prospectus

dated April 30, 2014

The following replaces the “Portfolio Managers” section for each of InvestEd Growth Portfolio, InvestEd Balanced Portfolio and InvestEd Conservative Portfolio on pages 6, 11 and 16, respectively:

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since October 2001 and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007. Effective June 16, 2014, Mr. Caldwell will no longer serve as a manager of the Portfolio.

The following is added as a new paragraph following the second paragraph of the “Portfolio Management” section on page 41:

Effective June 16, 2014, Mr. Caldwell will no longer serve as a manager of the Portfolios.

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